Exhibit (c)(5)

Project North

CONFIDENTIAL

Materials for Discussion

March 22, 2006

PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION

THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A
WRITTEN AGREEMENT WITH CREDIT SUISSE.

Table of Contents

1.           Overview

2.           Stand-Alone Assessment

3.           Acquisition Alternatives

A.         Consolidate in ARM

B.         Consolidate in CRM

C.         Enter BPO

4.           Sale Alternative

Appendix

A.          North Situation Overview

B.          Comparable Company Analysis

C.          Additional Materials

CONFIDENTIAL

1.                 Overview

CONFIDENTIAL

Executive Summary

CS appreciates the opportunity to review with North’s Board of Directors its various strategic alternatives. The purpose of today’s meeting is to discuss the following topics:

Assess North’s stand-alone plan

Industry trends and drivers impacting North

The Street’s view of the Company and recent trading performance

Opportunities and issues surrounding North’s business segments

Assess consolidation alternatives in ARM / CRM / Portfolio Management and explore BPO acquisitions

As a part of the review conducted, CS has:

Met with Management on multiple occasions to discuss the business and possible strategic options

Undertaken a review of the 2006-2011 financial plan of the Company

Benchmarked North against its industry peers

Obtained perspectives on the industry and company from CS Debt and Equity Capital Markets teams

Performed a range of financial analysis including discounted cash flow, business segment acquisition analysis and an LBO analysis

CONFIDENTIAL

Overview of Strategic Alternatives

Sell the Company

CS Assessment

Stand-alone plan shows significant growth and margin expansion

Growth enhanced by additional portfolio acquisitions and CRM

Market has penalized Company for prior earnings misses

Execution risk remains a concern

Stand-Alone

Potential to provide shareholders a premium today

Strong rationale exists for both sponsors and strategic buyers to pay premium to current market

Delivers value without execution risk

May preclude ability to fully capture upside potential of business plan

Consolidate
in ARM

Fully leverages Management expertise

Few attractive targets of size (all have operational issues)

Requires significant restructuring

Consolidation unlikely to improve pricing / margins

Consolidate
in CRM

CRM market exhibiting strong growth

Multiple acquisitions / transformational deal required to have meaningful impact on North

Higher valuations make deals less accretive

Acquisition strategy risky if market continues to value North with ARM/PM peers

Historically volatile supply and demand market

Consolidate
in Portfolio
Management

Potential for attractive returns from purchasing A/R portfolios

Complimentary service line to ARM

Competition remains high for attractive assets

Enter into
BPO

Large market opportunity

Fiercely competitive - focus of many IT companies

Lack of experience / expertise

Likely to have high value expectations

CONFIDENTIAL

2.                 Stand-Alone Assessment

CONFIDENTIAL

Industry Trends and Drivers Affecting North

Clients Driving Cost Savings

Nature of transaction management has
led to cost being the primary reason for
outsourcing

First party collection work has
commoditized

Trends

Observation / Expectation

Impact on North

North has faced downward pricing
pressure, but may be stabilizing

Focused on using less labor and
improving collection rates

Increasing M&A Activity,
Though Still Highly
Fragmented

~95% of market participants generate
less than $8MM annual revenue

(1)

Industry expertise, scale, opportunity to
cross-sell are competitive advantages

North is industry leader; however, few
attractive opportunities

Acquisitions unlikely to “move the
needle”

Growth in Credit Economy

Revolving consumer debt outstanding
~$800 billion as of December 2005;
growth of ~7% per year since 1994

(2)

Growth in consumer debt increases
available A/R portfolios

Increasing Competition for
Portfolios

Experience in purchasing at right price,
collecting efficiently and network to
source purchase opportunities is critical

Only handful of companies achieve
highest levels of returns and are highly
profitable

Financial services pricing becoming ultra
competitive

Disciplined bidding critical; experience
from ARM business provides
competitive advantage

Having scale permits North to bid on
larger assets where there is less
competition

Unpredictability leads to volatility in
earnings

(1)          Source: Kaulkin Ginsberg, 2005.

(2)          Source: Federal Reserve, 2006.

Strong Momentum in
Outsourcing

Increasing consumer, business and
government debt being outsourced to
ARM providers

Strong long-term growth expectations

CONFIDENTIAL

Industry Trends and Drivers Affecting North (cont’d)

Trends

Observation / Expectation

Impact on North

CRM Market is Experiencing
a Rebirth

Sykes and ICT experiencing double-digit
revenue growth

Multiples have expanded ~20% since
October

Unclear if market rewards North for
CRM potential

Two biggest peers are buying into BPO

Increasing Near-shore /
Offshore / At-home Delivery

First rush of offshore demand has been
met

Continued surge in demand being
experienced

Need significant presence offshore to
compete in long-run

Potential targets for North should
include offshore players

Domestic Outbound Capacity
Has Been Rationalized

Existing CRM vendors have added
collections or switched to inbound
capabilities

Offshore players profile increasing

Substantial rationalization already
undertaken

Domestic capacity near equilibrium

Buyers Looking for Fewer
Outsource Providers

Increasingly, service providers need to
offer a broader suite of BPO services

North’s ability to offer “bundle” of
collections and help desk services
should reduce sales cycles

Likely to require North to “acquire”
additional offerings

CONFIDENTIAL

8.1%

7.7%

7.7%

9.5%

10.5%

12.4%

12.7%

13.5%

14.4%

1997

1998

1999

2000

2001

2002

2003

2004

2005

55.7%

5.9%

5.1%

4.8%

2.8%

(6.5%)

27.6%

28.6%

28.4%

1997

1998

1999

2000

2001

2002

2003

2004

2005

0

100

200

300

400

500

600

700

800

900

3/18/93

6/16/96

9/16/99

12/16/02

3/17/06

S&P 500

Outsourced CRM

CONFIDENTIAL

CRM Has Historically Been Very Volatile

Outsourced CRM Services v.

S&P 1993 - Current

Observations

Source: FactSet.

Note:     Outsourced CRM composite includes APAC, Convergys, ICT Group, Intrum Justitia,
              PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises, Teletech and
              West.

CRM industry participants have learned from past
mistakes, which should partially mitigate historical
sector volatility going forward

Decreased customer / end-market concentration

Broader service offering

However, CRM growth cycles are short-lived;
momentum not sustainable over the long-term

CRM revenue growth has moderated and margins
have compressed over the last several years, but
have begun to rebound

CRM industry over-capacity

Internet bubble

Peak of

another cycle?

CRM Historical Y / Y Revenue Growth

CRM Historical EBITDA Margin

North CRM ‘05-’11 Rev
CAGR: 17.9%

North ‘07 CRM EBITDA
Margin: 10.6%

IPO market
focus

Source: Company filings.  Not adjusted for acquisitions.

Note:     Based on Teletech, Sykes and Sitel.

Source: Company filings.  Not adjusted for acquisitions.

Note:     Based on Teletech, Sykes and Sitel.

Review of North’s ARM Business

Street Commentary on ARM

“We think the benefits of the RMA
restructuring/integration, combined with some
return from the Department of Ed investment in
2005, and the additional emphasis on off-shore
support and technology...will probably more than
offset continued pricing pressures and increased
service demands such as security.”

“We have estimated North's sustainable organic
growth profile [with] ARM at approximately 5%"

Summary Financials of ARM Business

Wall Street Estimate:

Revenue: $818.9MM

EBITDA: $107.7MM

% margin: 13.1%

North has leading market position and is
diversified across many verticals

Scale provides a competitive advantage

Opportunity to stabilize margins as discounting
appears to have reached bottom

Top five in UK, Europe is a growth opportunity

Key Attributes

Customers use multiple vendors

Significant price competition

Investors have penalized North in the past for
disappointments in core ARM business

North strategy focused on using less labor,
price stabilization and improving collection rates

Not selected for IRS trial, but should still benefit

Considerations

($ in millions)

ARM Financial Performance

2005A

2006E

2007E

Revenue

$804.5

$936.4

$987.3

% growth

7.8%

16.4%

5.4%

Gross Profit

427.2

488.5

514.8

% margin

53.1%

52.2%

52.1%

EBITDA

90.2

114.2

135.9

% margin

11.2%

12.2%

13.8%

Note: Based on Management projections. Includes ARM international

CONFIDENTIAL

($ in millions)

PM Financial Performance

2005A

2006E

2007E

Revenue

$144.7

$185.3

$189.2

% growth

47.6%

28.0%

2.1%

PM Comparables

12.9%

14.6%

Gross Profit

130.9

176.1

179.5

% margin

90.5%

95.0%

94.8%

EBITDA

47.5

44.7

46.8

% margin

32.8%

24.1%

24.8%

PM Comparables

38.0%

39.3%

Note: Based on Management projections.

Review of North’s Portfolio Management Business

Street Commentary on Portfolio Management

“Q4 EBITDA was $16.5 MM, or 33.8% of revenue, due to strong
collections, lower impairment allowances and the portfolio sale of older, nearly zero-basis accounts.”

“We have estimated North's sustainable organic growth profile
[with] Portfolio Management at low double-digit”

Summary Financials of Portfolio Management
Business

Wall Street Estimate:

Revenue: $190.7MM

EBITDA: $62.0MM

% margin: 32.5%

North is a leading portfolio purchaser -
partnership with Cargill provides significant
opportunity to grow

Ability to leverage experience and expertise
from ARM business

Growth driven by higher collection rates and
ability to rapidly re-sell difficult portfolios

Key Attributes

Wall Street applies lower multiple to portfolio
purchasers

Earnings more volatile under new accounting
methods as a result of treatment of impairments

Returns on new acquisitions lower due to highly
competitive market

Need to continually reinvest capital in new
portfolios

Considerations

Should North Divest Portfolio Management?

Unpredictable business, dependent on portfolio buys

Value investors do not like volatility

Complimentary business to ARM as identified by other
players (e.g. West)

Highest margin segment contributing ~25% of total
EBITDA in 2006

Helps North cross-sell ARM services

CONFIDENTIAL

($ in millions)

CRM Financial Performance

2005A

2006E

2007E

Revenue

$190.4

$289.1

$348.9

% growth

19.7%

51.8%

20.7%

CRM Comparables

9.9%

7.8%

Gross Profit

44.5

63.4

92.6

% margin

23.4%

21.9%

26.5%

EBITDA

9.1

21.2

37.0

% margin

4.8%

7.3%

10.6%

CRM Comparables

14.7%

15.2%

Note: Based on Management projections.

Review of North’s CRM Business

Street Commentary on CRM

“We have estimated North's sustainable organic growth profile
[with] CRM of 10% to 15%"

“The company is ramping up operations with a number of new
customers and should show improving revenue through 2006”

“The largest customer is now approaching annualized revenue
of $60MM and could reach $100MM.”

“Q4 EBITDA was break-even mainly due to the cost pressures
of ramping new business on an expedited schedule.”

Summary Financials of CRM Business

Wall Street Estimate:

Revenue: $242.9MM

EBITDA: $6.6MM

% margin: 2.7%

Relatively new business

Significant momentum in Q4:2005 driven by
new client wins

Long-term contracts provide revenue visibility

Opportunity to significantly grow business in
2006 and capitalize on seat deployment

Offshore facilities in Philippines, Caribbean and
Panama; near-shore in Canada

Key Attributes

Current CRM offering lacks stickiness in
economic downturn

Substantial revenue from few key clients makes
vulnerable to customer losses

Margin pressure while new customers ramp-up

Focus on near-shore labor in Canada
negatively impacted by currency movements

CRM segment still lacks scale to "move the
needle" for overall business

Considerations

CONFIDENTIAL

gement

Key Take Aways

Market leader

Historical pricing pressure has stabilized

Highly complementary to ARM

Attractive margins

Volatile earnings profile

New customer wins

Driving growth

Creating upside potential

North’s Business is well positioned

…However, North’s business potential has not been reflected in its past historical financial performance

CONFIDENTIAL

ARM

Portfolio
Management

CRM

Overview of North Financial Plan

Growth of core ARM business in line
with overall growth in consumer debt

CRM is a key driver of growth

Ramping with key customer wins
but least profitable business

Customer concentration remains
significant risk

Projected growth faster than
peers, with higher margins than
peers

Margin expansion driven by (i)
stabilization of pricing in ARM and (ii)
scaling of CRM business following
prior investment in seat deployments

Portfolio Management remains key
contributor to EBITDA margin

However, business is very volatile
– sustainability depends on future
portfolio buys

Observations

2005 PF for acquisitions:

Rev:   $1,198

NI:     $     35

Implies 06 organic revenue
growth of 7.4%

($ in millions)

Fiscal Year Ended December 31,

'05E - '11E

2005A

2006E

2007E

2008E

2009E

2010E

2011E

CAGR

Revenue:

  ARM

$804.5

$936.4

$987.3

$1,039.7

$1,101.4

$1,173.6

$1,250.8

7.6%

% growth

7.8%

16.4%

5.4%

5.3%

5.9%

6.6%

6.6%

  CRM

190.4

289.1

348.9

383.7

422.1

464.3

510.8

17.9%

% growth

19.7%

51.8%

20.7%

10.0%

10.0%

10.0%

10.0%

  Portfolio Management

144.7

185.3

189.2

193.2

205.6

224.5

244.9

9.2%

% growth

47.6%

28.0%

2.1%

2.1%

6.4%

9.2%

9.1%

  Eliminations

(87.3)

(124.6)

(125.9)

(125.5)

(131.3)

(144.1)

(158.2)

Total Revenue

$1,052.3

$1,286.2

$1,399.5

$1,491.0

$1,597.8

$1,718.4

$1,848.4

9.8%

% growth

12.0%

22.2%

8.8%

6.5%

7.2%

7.5%

7.6%

EBITDA

  ARM

90.2

114.2

135.9

149.4

164.7

180.1

191.9

13.4%

% margin

11.2%

12.2%

13.8%

14.4%

15.0%

15.3%

15.3%

  CRM

9.1

21.2

37.0

42.2

48.5

55.7

63.8

38.5%

% margin

4.8%

7.3%

10.6%

11.0%

11.5%

12.0%

12.5%

  Portfolio Management

47.5

44.7

46.8

50.6

56.5

62.1

67.8

6.1%

% margin

32.8%

24.1%

24.8%

26.2%

27.5%

27.7%

27.7%

Total EBITDA

146.7

180.1

219.8

242.2

269.8

297.9

323.6

14.1%

% margin

13.9%

14.0%

15.7%

16.2%

16.9%

17.3%

17.5%

Net Income

44.5

60.7

86.7

102.1

118.2

135.6

149.5

22.4%

EPS

$1.33

$1.82

$2.52

$2.94

$3.36

$3.81

$4.16

20.9%

Note: ARM includes ARM International. Q2 and Q4 FY2005 reflect reclassification of gains on sales of aged portfolios into Portfolio Management revenue.

CONFIDENTIAL

Overview of North Financial Plan (cont’d)

($ in millions)

Quarterly FY2005A

Quarterly FY2006E

(1)

FYE December 31,

Q1:05A

Q2:05A

Q3:05A

Q4:05A

Q1:06E

Q2:06E

Q3:06E

Q4:06E

2005A

2006E

Revenue:

  ARM

$201.5

$195.8

$190.3

$216.8

$236.6

$234.0

$233.3

$232.5

$804.5

$936.4

% growth

3.5%

3.9%

4.0%

20.5%

17.4%

19.5%

22.6%

7.2%

7.8%

16.4%

  CRM

47.6

43.8

44.9

54.1

59.3

67.9

77.6

84.3

190.4

289.1

% growth

NM

(26.3%)

(14.9%)

15.6%

24.5%

55.1%

72.7%

55.9%

19.7%

51.8%

  Portfolio Management

27.8

33.0

35.1

48.8

48.1

47.0

45.9

44.3

144.7

185.3

% growth

28.7%

36.8%

33.4%

87.9%

73.0%

42.3%

30.6%

(9.1%)

47.6%

28.0%

  Eliminations

(16.6)

(20.2)

(21.2)

(29.3)

(32.6)

(33.0)

(30.1)

(28.9)

(87.3)

(124.6)

Total Revenue

$260.3

$252.4

$249.2

$290.3

$311.4

$315.9

$326.6

$332.3

$1,052.3

$1,286.2

% Y-o-Y growth

29.4%

(1.1%)

1.3%

22.4%

19.6%

25.1%

31.1%

14.4%

12.0%

22.2%

% Q-o-Q growth

9.7%

(3.0%)

(1.3%)

16.5%

7.2%

1.5%

3.4%

1.7%

EBITDA

  ARM

25.1

24.8

18.1

22.2

28.5

26.7

30.2

28.9

90.2

114.2

% margin

12.5%

12.7%

9.5%

10.2%

12.0%

11.4%

12.9%

12.4%

11.2%

12.2%

  CRM

5.4

3.0

0.6

(0.0)

1.4

4.8

6.2

8.7

9.1

21.2

% margin

11.4%

6.9%

1.3%

(0.0%)

2.4%

7.0%

8.0%

10.3%

4.8%

7.3%

  Portfolio Management

9.0

10.8

11.2

16.5

11.7

9.6

11.8

11.5

47.5

44.7

% margin

32.5%

32.6%

31.9%

33.8%

24.4%

20.5%

25.8%

25.9%

32.8%

24.1%

Total EBITDA

39.6

38.6

29.8

38.7

41.6

41.1

48.2

49.1

146.7

180.1

% margin

15.2%

15.3%

12.0%

13.3%

13.4%

13.0%

14.8%

14.8%

13.9%

14.0%

Net Income

15.3

14.1

7.6

7.5

13.4

13.0

16.9

17.5

44.5

60.7

EPS

$0.45

$0.42

$0.24

$0.23

$0.40

$0.39

$0.51

$0.52

$1.33

$1.82

Note: ARM includes ARM International. Q2 and Q4 FY2005 reflect reclassification of gains on sales of aged portfolios into Portfolio Management revenue.

(1) Quarterly EPS estimated based on 33.4M average shares outstanding.

Significant EBITDA growth
in CRM as new customers
ramp during 2006

Portfolio Management
EBITDA boosted from sales
of near zero-cost portfolios

ARM negatively impacted
from impact of hurricanes
Katrina and Rita as well as
lower collection rates due to
high gas costs

CONFIDENTIAL

North Expects to Exceed Current Street Expectations

Management revenue estimates
exceed Street by 6% in 2006

2006 EBITDA margin in line with
Street

Management EPS estimates
exceed Street by 6% in 2006

Street does not have clear picture
of 2007 performance

EPS estimates vary
considerably (high of $2.12 v.
low of $1.70)

Analysts remain cautious about the prospect of North executing its plan in the current market

Observations

($ in millions, except per share amounts)

Internal Mgmt.

Avg. Street

Projections

Estimates

Diff. ($)

Diff. (%)

CY2006E

Revenue

$1,286.2

$1,211.8

$74.4

6.1%

% growth

22.2%

15.2%

EBITDA

180.1

175.9

4.2

2.4%

% margin

14.0%

14.5%

Net Income

60.7

57.8

2.9

5.0%

% margin

4.7%

4.8%

EPS

$1.82

$1.71

$0.11

6.3%

Note: Average Street Estimates include Boenning & Scattergood, CIBC, First Analysis and JMP.

         Street estimates are pro forma for Q1:06 expected restructuring charge.

CONFIDENTIAL

Mar-03
Sep-03
Dec-03
Mar-04
Sep-04
Dec-04
Mar-05
Sep-05
Dec-05

CREDIT SUISSE

$0.41

$0.39

$0.47

$0.41

$0.42

$0.11

$0.45

$0.36

$0.39

$0.45

$0.24

$0.23

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

Sep-04A

Dec-04A

Mar-05A

Jun-05A

Sep-05A

Dec-05A

Estimate

Actual

$12.00

$14.00

$16.00

$18.00

$20.00

$22.00

$24.00

$26.00

$28.00

$30.00

$32.00

North Has Faced Challenges. . .

EBITDA Margins Have Compressed . . .

. . . With Volatile Earnings Results

10.0%

15.0%

20.0%

North

North Estimates vs. Actual Results

EPS

Stock Price

$0.02

$0.12

$0.03

$0.03

$0.17

Source: Company filings.

Source: Company filings and IBES consensus estimates.

$0.02

CONFIDENTIAL

5x

10x

15x

20x

25x

30x

3/17/03

12/16/03

9/15/04

6/16/05

3/17/06

North

S&P 500

Outsourced CRM

Portfolio Purchasers

5x

10x

15x

20x

25x

30x

3/17/05

6/16/05

9/15/05

12/15/05

3/16/06

North

S&P 500

Outsourced CRM

Portfolio Purchasers

CRM
Average
19.4x

. . . Resulting in Lower Valuations From Investors

NTM P/E Multiple - Last Twelve Months

NTM P/E Multiple - Last 3 Years

Portfolio
Purchasers
Average
13.4x

Source: FactSet.

Note:     Outsourced CRM Services composite includes APAC, Convergys, ICT Group, Intrum
             Justitia, PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises,
             Teletech and West.

            Portfolio Purchasers composite includes Asset Acceptance, Asta Funding, Encore
            Capital and Portfolio Recovery.

Source: FactSet.

Note:     Outsourced CRM Services composite includes APAC, Convergys, ICT Group, Intrum
              Justitia, PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises,
              Teletech and West.

            Portfolio Purchasers composite includes Asset Acceptance, Asta Funding, Encore
            Capital and Portfolio Recovery.

S&P 500
Average
17.8x

CRM
Average
19.8x

Portfolio
Purchasers
Average
14.1x

S&P 500
Average
19.0x

North
Average
11.1x

North
Average
12.3x

CONFIDENTIAL

10x

15x

20x

25x

5.0%

10.0%

15.0%

20.0%

25.0%

West

Convergys

SR Tele.

Teletech

PSPT

ICT

Portfolio Recovery

Startek

North

Asset Acceptance

ASTA

Encore Capital

Comparable Company Benchmarking

Source: IBES consensus estimates, Wall Street research.

Note:  Bubble size represents relative market capitalization.  APAC excluded assumed not meaningful.

CY06 P/E and LTGR

I/B/E/S LT Growth Rate

Market rewards higher growth

North trades below its CRM
peers and closer to Portfolio
Purchasers

Significant work and execution
risk to move up the P/E curve

North’s shareholder base is
primarily value-focused investors

Observations

10x

15x

20x

25x

5.0%

15.0%

25.0%

35.0%

45.0%

West

Convergys

SR Tele.

Teletech

PSPT

ICT

Portfolio Recovery

Startek

North

Asset Acceptance

Encore Capital

CY06 P/E and CY06 EBITDA Margin

CY06 EBITDA Margin

Portfolio Purchasers

CRM Comparables

Market penalizes volatility of PM
business, despite higher margins

Market rewards improved
prospects of CRM

To achieve P/E expansion, North
will need to: 1) deliver results that
consistently meet or exceed
expectations; 2) deliver
consistent growth, and; 3) drive
revenue growth and meaningful
diversification into CRM

Observations

CONFIDENTIAL

North’s Stock Price Has Recently Rebounded

North’s stock price has recently rebounded as a result of exceeding analysts expectations in Q4 and providing strong guidance for 2006

March 19, 2004 to March 17, 2006

Source:  FactSet.

Note:      Outsourced CRM Services composite includes APAC, Convergys, ICT Group, Intrum Justitia, PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises, Teletech
               and West.

             Portfolio Purchasers composite includes Asset Acceptance, Asta Funding, Encore Capital and Portfolio Recovery.

$15

$17

$19

$21

$23

$25

$27

$29

3/19/04

7/1/04

10/12/04

1/24/05

5/5/05

8/16/05

11/25/05

3/10/06

0

300

600

900

1,200

1,500

1,800

2,100

Volume

North

NTM P/E: 9.2x

NTM P/E: 13.1x

NTM P/E: 8.4x

Current NTM P/E: 13.3x

NTM P/E: 15.1x

Current NTM P/E Multiples

Outsourced CRM:           21.8x

Portfolio Purchasers:       12.6x

CONFIDENTIAL

5-Year Historical NTM PE Performance

NTM Price / Earnings Multiple - March 16, 2001 to March 17, 2006

North
Current NTM P/E
13.3x

North Average

NTM P/E 11.8x

4.0x

6.0x

8.0x

10.0x

12.0x

14.0x

16.0x

18.0x

3/16/01

10/29/01

6/10/02

1/16/03

8/26/03

4/5/04

11/11/04

6/22/05

1/31/06

North

90-Day Rolling Average

120-Day Rolling Average

Period Average

Current

CONFIDENTIAL

Stand-Alone Plan:
Driving Shareholder Value Through Improved Growth

Share Price Sensitivity

Management Case

Future Stock Price - 2009EPS

Implied Stock Price -
2006EPS

Given current street outlook, North’s stock price may not reflect Management’s plan for a number of quarters

Public market
unable to
identify
performance
improvements
from new
contract wins

($ in millions, except per share amounts)

FY05-10E Revenue CAGR

6.3%

8.3%

10.3%

12.0x

P/E

Implied FY09E Share Price

38.05

$

41.76

$

45.76

$

Implied Current Share Price

(1)

21.10

23.16

25.38

Implied FY06E PEG

0.8x

0.7x

0.6x

13.0x

P/E

Implied FY09E Share Price

41.22

$

45.24

$

49.58

$

Implied Current Share Price

(1)

22.85

25.09

27.49

Implied FY06E PEG

0.9x

0.7x

0.6x

14.0x

P/E

Implied FY09E Share Price

44.39

$

48.72

$

53.39

$

Implied Current Share Price

(1)

24.61

27.02

29.60

Implied FY06E PEG

0.9x

0.8x

0.7x

Note: Assumes Net Income margin of 7.9% in 2010E based on Management projections

(1) Discounted from December 31, 2009 to March 31, 2006 assuming cost of equity of 17.0%.

Stock Price

Street

Mgmt.

FY 2006 EPS

1.71

$

1.82

$

20.55

21.84

22.26

23.66

23.98

25.48

Assumes $100MM buyback (4MM shares) at
10% premium to current

Buyback could be accomplished through open
market repurchase program or tender

Return Cash to Shareholders:
Preliminary Leveraged Recap Analysis

Illustrative Leveraged Recap Analysis

Observations

Strong signal to market that Company believes that shares
are undervalued

However, preliminary analysis suggests that shares may
be reasonably valued

Company should undertake buyback only when holding
excess capital vs. redeploying capital to grow existing
business

Fails to achieve a significant premium for exiting
shareholders

Repurchase program limited by liquidity issues

$100 million repurchase would represent 14% of float

($ in millions, except per share amounts)

Current Share Price

$22.64

Share Repurchase Premium

10.0%

Implied Repurchase Price

$24.90

Purchase of Shares

(1)

$100.0

Shares Repurchased

4.0

% of float

(2)

13.6%

New Debt Issued

$102.6

Pro Forma

Debt / LTM EBITDA

3.2x

PF 06E EPS

(3)

$1.88

% acr./(dil.)

3.3%

(1) Assumes fees and expense of 2.5% on new debt

(2) Based on 32.3MM shares outstanding (2.8MM held

     by insiders).

(3) Assumes 7% interest on new debt.

CONFIDENTIAL

3.                 Acquisition Alternatives

A.                 Consolidate in ARM

CONFIDENTIAL

AllianceOne

GC Services

IRMC

NCI

OSI

CREDIT SUISSE

Should North Consolidate the ARM Market?

Consolidate in ARM:

Rationale / Considerations

Growth outlook for Transaction Management
continues to exceed other Finance &
Accounting BPO functions

Increased adoption rates in key verticals

Potential for significant cost and revenue
synergies

Ability to improve collection rates

May help stabilize prices

Creates opportunity to cross sell services

Continue to expand distance between next-
closest competitor

What makes it difficult

Most potential targets have inefficient operating
models

Many VC-backed with unrealistically high value
expectations

Potential strain on internal resources and
initiatives

Moves North farther away from “BPO
perception” objective

Minimal improvement to revenue visibility

Expect to continue to experience pricing
pressure

Selected Acquisition Opportunities:

CONFIDENTIAL

Financial Analysis of All Cash Illustrative Acquisition

Assumes an acquisition for $450MM (1.0x 06 Rev of $450MM / 12.5x 06 EBITDA of $36MM)

Incremental revenue of $450MM (2006); revenue loss of 15% in 2007 and 10% in 2008 as a result of cannibalization

Incremental EBITDA margin of 8%, increasing to 12.5% by 2008

No synergies associated with the acquisition

Stand-Alone

Consolidate in ARM:

With Acquisition

(1)         PV of Future Share price based on cost of equity of 17.0%.

An ARM acquisition at 1x revenue does not materially impact share price

10% Discount to

FY10 EPS implies:

    Stand-Alone         $24.74

    With Acquisition    $25.06

($ in millions, except per share data)

'06-'10

PF2006

PF2010

CAGR

Incremental Revenue

$450.0

$361.5

(5.3%)

Pro Forma Revenue

$1,736.2

$2,079.8

4.6%

% Growth

NM

7.1%

Incremental EBITDA

$36.0

$45.2

5.8%

% Margin

8.0%

12.5%

Synergies

$0.0

$0.0

Pro Forma EBITDA

$216.1

$343.1

12.3%

% Margin

12.4%

16.5%

Incremental A/T Int.

19.6

19.4

Pro Forma Net Income

$55.1

$137.4

25.6%

% Margin

3.2%

6.6%

Stand-Alone EPS

$1.82

$3.81

20.3%

PF EPS

(1)

$1.66

$3.86

23.6%

Accretion / (Dilution)

(9.0%)

1.4%

(1) Assumes acquisition financed through debt at a rate of 7.0%.

2010 EPS

$3.81

12.0x P/E

Implied FY09E Share Price

$45.76

Implied Current Share Price

(1)

$25.38

Implied FY06E PEG

0.6x

13.0x P/E

Implied FY09E Share Price

$49.58

Implied Current Share Price

(1)

$27.49

Implied FY06E PEG

0.6x

14.0x P/E

Implied FY09E Share Price

$53.39

Implied Current Share Price

(1)

$29.60

Implied FY06E PEG

0.7x

$3.86

$46.36

$25.70

0.5x

$50.22

$27.84

0.6x

$54.08

$29.99

0.6x

CONFIDENTIAL

EBITDA Margin in 2008-10

$27.84

9.5%

11.0%

12.5%

14.0%

15.5%

12.0x

$24.45

$25.08

$25.70

$26.33

$26.95

13.0x

26.49

27.17

27.84

28.52

29.20

14.0x

28.53

29.26

29.99

30.72

31.45

Implied Share Price Sensitivity Analysis

Consolidate in ARM:

2010 P/E / EBITDA Margin Sensitivity

Purchase Price Multiple / EBITDA Margin Sensitivity

An ARM acquisition will enhance shareholder value only at the right price

Present Value of Future Stock Price

Present Value of Future Stock Price - 13x P/E

EBITDA Margin in 2008-10

$0.00

9.5%

11.0%

12.5%

14.0%

15.5%

12.0x

($3.04)

($2.41)

($1.79)

($1.16)

($0.54)

13.0x

(1.00)

(0.32)

0.35

1.03

1.71

14.0x

1.04

1.77

2.50

3.23

3.96

Purch. Price /

EBITDA Margin in 2008-10

Rev Mult.

#####

9.5%

11.0%

12.5%

14.0%

15.5%

$450

1.00x

$26.49

$27.17

$27.84

$28.52

$29.20

338

0.75x

27.47

28.15

28.83

29.51

30.18

225

0.50x

28.46

29.14

29.81

30.49

31.17

Purch. Price /

EBITDA Margin in 2008-10

Rev Mult.

$0.00

9.5%

11.0%

12.5%

14.0%

15.5%

$450

1.00x

($1.00)

($0.32)

$0.35

$1.03

$1.71

338

0.75x

(0.02)

0.66

1.34

2.02

2.69

225

0.50x

0.97

1.65

2.32

3.00

3.68

Difference v. Base Case ($27.49)

Difference v. Base Case ($27.49)

CONFIDENTIAL

B.                 Consolidate in CRM

CONFIDENTIAL

APAC Telecore PeopleSupport minacs SITEL StarTek SYKES

CREDIT SUISSE

Should North Consolidate the CRM Market?

Consolidate in CRM:

Rationale / Considerations

Successful integration of multiple tack-ons or
transformational deal

Revenue opportunities through sale of new
services to North’s existing customers

Acquired businesses have a positive
financial impact on North’s growth profile and
profitability

Attempt to achieve P/E expansion in line
with premier CRM firms

Additional CRM services expand depth of
customer relationships and strengthen
competitive position

What makes it difficult

Multiple transactions may be required to
transform North’s business model profile

Availability of attractive targets is limited

Targets currently trade at higher valuations
than historical norms

May not be anticipated by North shareholders

Have to create, or acquire and integrate,
additional internal competencies to optimize
value of acquisitions

Require additional sales and marketing
expertise and channel strategy

Need significant offshore presence

Potential dilution in the near-term

Selected Acquisition Opportunities:

CONFIDENTIAL

($ in millions, except per share data)

'06-'10

PF2006

PF2010

CAGR

Incremental Revenue

$88.9

$131.9

10.4%

Pro Forma Revenue

$1,375.1

$1,850.3

7.7%

% Growth

NM

7.4%

Incremental EBITDA

$16.9

$25.9

11.3%

% Margin

19.0%

19.6%

Synergies

$0.9

$3.6

Pro Forma EBITDA

$197.9

$327.4

13.4%

% Margin

14.4%

17.7%

Incremental A/T Int.

8.8

8.7

Pro Forma Net Income

$58.3

$138.1

24.1%

% Margin

4.2%

7.5%

Stand-Alone EPS

$1.82

$3.81

20.3%

PF EPS

(1)

$1.75

$3.88

22.1%

Accretion / (Dilution)

(4.0%)

1.9%

(1) Assumes acquisition financed through debt at a rate of 7.0%.

10% Discount to

FY10 EPS implies:

    Stand-Alone         $24.74

    With Acquisition    $25.19

Financial Analysis of All Cash Acquisition - PeopleSupport

Assumes an acquisition of PeopleSupport for $192MM (30% premium over current stock price, 11.4x 2006
EBITDA of $16.9MM)

Incremental revenue of $88.9MM (Year 1), growing to $131.9MM in 2010

EBITDA margin of 19.0%, growing to 19.6%

Synergies equal to $3.6MM (5% of total costs), phased in over three years

Consolidate in CRM:

Stand-Alone

With Acquisition

(1)         PV of Future Share price based on cost of equity of 17.0%.

Total CRM revenue of $586MM,
represents 32% of total.

2010 EPS

$3.81

12.0x P/E

Implied FY09E Share Price

$45.76

Implied Current Share Price

(1)

$25.38

Implied FY06E PEG

0.6x

13.0x P/E

Implied FY09E Share Price

$49.58

Implied Current Share Price

(1)

$27.49

Implied FY06E PEG

0.6x

14.0x P/E

Implied FY09E Share Price

$53.39

Implied Current Share Price

(1)

$29.60

Implied FY06E PEG

0.7x

$3.88

$46.60

$25.84

0.5x

$50.49

$27.99

0.6x

$54.37

$30.15

0.6x

Note: PeopleSupport projections based on Piper Jaffray research report, dated March 7, 2006.

CONFIDENTIAL

Implied Future Share Price Sensitivity Analysis

Consolidate in CRM:

Public markets may not afford North a CRM multiple without a meaningful proportion of
CRM revenue

Based on stand-alone plan, CRM represents approximately 27% of total revenue by 2010

A meaningful CRM revenue mix would require significant acquisitions

Valuations currently high

Dilutive to EPS

Significant integration risk

Achieving scale in CRM and P/E multiple expansion would require a substantial capital investment which will also result in significant short term dilution especially given current growth trajectory of the CRM business

($ in millions)

Targeted FY10 Rev Mix

(1)(2)

Required 2010 P/E to Achieve Premium Valuation

(3)

Target CRM

CRM Rev.

Required

FY2010

$1 Above

$5 Above

Revenue

Acquired

Acq. Cost

Acr. / (Dil.)

Base Case

Base Case

27%

$0.0

$0.0

0%

13.5x

15.4x

35%

210.9

207.5

(5%)

14.1

16.1

45%

561.7

552.5

(11%)

15.1

17.2

55%

1,068.4

1,050.8

(16%)

16.1

18.4

(1) Assumes total FY2010 revenue of $1,718MM ($464MM from CRM)

(2) Assumes 12x EBITDA purchase price (12% margin), acquired CRM revenue growth of 10% per year and net income margin of 7%
     (assumes synergies).

(3) Base Case represents present value of future stock price - 2009 Management Case EPS at 13x P/E. Assumes no synergies, 7% cost of debt, 35.6MM shares outstanding in FY2010 based on standalone plan, 17% cost of equity and 50/50 cash/stock acquisition.

Compares to current
P/E of 13.2x

CONFIDENTIAL

C.                Enter BPO

CONFIDENTIAL

PRG Schultz

REGULUS

BancTec

Outsource Partners International

GENPACT

CREDIT SUISSE

Should North Enter the BPO Market?

Enter into BPO:

Rationale / Considerations

Beachhead transaction required to acquire
capabilities and expertise

Revenue synergies through sale of new
services to North’s existing customers

Acquisitions would require additional
managerial focus / skill sets

Acquired businesses impact would depend
on vertical

Additional BPO services expand depth of
customer relationships and strengthen
competitive position

BPO typically “stickier” revenue

What makes it difficult

Very sought-after companies

Focus of every IT services, call center and
processing company

Acquiring BPO companies is expensive:

North less experienced with BPO business

Need significant offshore capability

Difficult to acquire when market is waiting to see
demonstrated earnings improvement

Selected Acquisition Opportunities:

Announce

Transaction Value /

Date

Acquiror

Target

LTM EBITDA

02/09/06

Solera

ADP Claims Services

10.0x

01/30/06

West

Intrado

13.2

01/09/06

Sage Group PLC

(1)

Verus Financial Management

13.5

12/27/05

Fidelity National Financial

Sedgwick CMS Holdings

12.7

09/22/05

Investcorp

CCC Information Services

12.4

09/15/05

Fidelity National Info Services

Certegy

10.5

07/05/05

Carlyle Group

SS&C Technologies

23.2

05/10/05

Metavante

MBI

8.3

04/18/05

R.R. Donnelley & Sons

The Astron Group

13.6

03/28/05

Sungard

Private Equity Consortium

10.8

Mean

12.8x

Median

12.6x

North Current

7.6x

North should be opportunistic, but not focus on BPO acquisitions

CONFIDENTIAL

4.                 Sale Alternative

CONFIDENTIAL

Evaluation of Sale Alternative

Stand-Alone Plan

Alternative

Present Value of Share Price

Consolidate ARM

Consolidate CRM

Future Value of Share Price

$22.50 - $27.50

$23.00 - $28.00

$23.00 - $28.00

$41.00 - $50.00

$42.00 - $51.00

$42.00 - $51.00

Analysis assumes North does not execute multiple alternatives simultaneously

Analysis is not probability adjusted for the execution risk of each alternative or for the availability of potential targets

Sale analysis must be evaluated in the context of North’s strategic alternatives

CONFIDENTIAL

$26.50

$25.00

$26.00

$30.00

$31.00

$29.00

$10

$20

$30

$40

Selected

Acquisitions

DCF

Leveraged

Buyout

35

CONFIDENTIAL

17.4x

-

15.8x

17.8x

-

15.1x

16.9x

-

15.6x

$79

CY2006E Unlevered NI

Enterprise Value / Unlevered NI

7.7x

-

7.0x

7.9x

-

6.7x

7.5x

-

6.9x

$180

CY2006E EBITDA

Enterprise Value / EBITDA

1.1x

-

1.0x

1.1x

-

0.9x

1.0x

-

1.0x

$1,286

CY2006E Revenue

Enterprise Value / Revenue

Implied Multiple

Implied Multiple

Implied Multiple

Statistic

63.1%

-

44.1%

68.5%

-

35.9%

57.7%

-

41.3%

$18.39

120 Day Average

64.1%

-

45.0%

69.6%

-

36.8%

58.6%

-

42.2%

$18.28

90 Day Average

56.3%

-

38.1%

61.6%

-

30.3%

51.1%

-

35.5%

$19.19

60 Day Average

39.5%

-

23.3%

44.2%

-

16.3%

34.9%

-

20.9%

$21.50

30 Day Average

Prem. to Avg. Stock Price over Period:

$1,377.6

-

$1,252.6

$1,413.8

-

$1,199.0

$1,341.9

-

$1,234.8

Enterprise Value

$999.2

-

$874.3

$1,035.4

-

$820.7

$963.5

-

$856.4

Equity Value

$30.00

-

$26.50

$31.00

-

$25.00

$29.00

-

$26.00

Share Price

Note:  Assumes debt of $402.1MM (includes minority interest and out-of-the-money convertible securities) and cash of $23.7 million, based on 12/31/05 10-K.

52 Week Hi: $24.31

52 Week Lo: $15.28

Current: $22.64

       ($ in millions, except per share amounts)

Sale Alternative:

Preliminary Valuation Summary

Sale Alternative:
Preliminary Discounted Cash Flow Analysis

DCF Assumptions

DCF Sensitivity

($ in millions)

2006E

2007E

2008E

2009E

2010E

Total Revenue

$1,286.2

$1,399.5

$1,491.0

$1,597.8

$1,718.4

% growth

22.2%

8.8%

6.5%

7.2%

7.5%

Gross Profit

603.4

661.0

701.2

749.6

804.0

% margin

46.9%

47.2%

47.0%

46.9%

46.8%

EBITDA

180.1

219.8

242.2

269.8

297.9

% margin

14.0%

15.7%

16.2%

16.9%

17.3%

EBIT

127.7

170.9

196.3

224.4

255.3

% margin

9.9%

12.2%

13.2%

14.0%

14.9%

Cash Taxes

34.0

52.1

60.9

69.5

80.1

Tax Rate

26.6%

30.5%

31.0%

31.0%

31.4%

Unlevered Free Cash Flow

137.8

135.6

124.6

131.4

138.8

Note: Unlevered free cash flow is before subtraction of minority interest (minority interest is included in debt).

Discount

Terminal EBITDA Multiple

Rate

5.5x

6.0x

6.5x

14.0%

$459.3

$459.3

$459.3

PV Free Cash Flow

924.2

1008.3

1092.3

PV Terminal Value

1383.5

1467.5

1551.5

Aggregate Value

1005.1

1089.2

1173.2

Equity Value

$30.16

$32.47

$34.77

Equity Value per Share

5.8%

6.5%

7.0%

Implied Perpertuity Growth

15.0%

$448.5

$448.5

$448.5

PV Free Cash Flow

884.7

965.2

1045.6

PV Terminal Value

1333.2

1413.6

1494.1

Aggregate Value

954.9

1035.3

1115.7

Equity Value

$28.76

$31.00

$33.20

Equity Value per Share

6.8%

7.5%

8.0%

Implied Perpertuity Growth

16.0%

$438.1

$438.1

$438.1

PV Free Cash Flow

847.3

924.3

1001.3

PV Terminal Value

1285.4

1362.4

1439.4

Aggregate Value

907.0

984.0

1061.0

Equity Value

$27.42

$29.57

$31.70

Equity Value per Share

7.8%

8.5%

9.0%

Implied Perpertuity Growth

CONFIDENTIAL

Sale Alternative:
Illustrative DCF Sensitivity Analysis

Sale price dependent on ability to prove margin and growth of business

DCF Sensitivity - 6.0x FY2011E EBITDA Multiple; 15.0% WACC

A potential acquiror’s ability to pay a substantial premium will be driven by their ability to establish synergy opportunities

However, risk exists potential acquiror will create their own lower financial plan

Cost
synergy
value

CY06-CY10 Change in Rev. Growth vs. Mgmt. Case

$28.50

(2.0%)

(1.5%)

(1.0%)

(0.5%)

0.0%

CY06  - CY10

(1.0%)

$25.10

$25.92

$26.76

$27.62

$28.50

Change in

(0.5%)

$26.25

$27.10

$27.97

$28.85

$29.75

EBITDA Margin

0.0%

$27.40

$28.27

$29.17

$30.08

$31.00

vs. Mgmt. Case

0.5%

$28.55

$29.45

$30.37

$31.29

$32.22

1.0%

$29.70

$30.62

$31.55

$32.49

$33.45

CONFIDENTIAL

Sale Alternative:
Preliminary Leveraged Buyout Analysis

Parameter

Range

Drivers

Equity Investment Horizon

~ 5 years

Investment horizon considerations

Equity Rate of Return

20 - 25%

Market conditions

Equity Capitalization

20 - 30%

Market conditions

Rate of returns criteria

Total Leverage

      (Total Debt / EBITDA)

~5.0x

Amount / level of equity

Business valuation and market conditions

Comparable companies capital structure

Senior leverage: 3x

Subordinated leverage: 2x

CONFIDENTIAL

Sale Alternative:
Illustrative LBO Sensitivity Analysis

A financial sponsor may view risk in the management plan and have a downside case with conservative EBITDA / cash flow assumptions

Imp. AV

$1,234.8

$1,270.5

$1,306.2

$1,341.9

$1,377.6

Shr. Price

$26.00

$27.00

$28.00

$29.00

$30.00

EBITDA Purchase / Exit Price Multiple

8.4x

8.7x

8.9x

9.1x

9.4x

CY06-CY10

0.0%

33.5%

32.3%

31.3%

30.4%

29.6%

Change in

(2.5%)

29.0%

27.9%

27.0%

26.2%

25.4%

Rev. Growth  v.

(5.0%)

24.3%

23.3%

22.5%

21.7%

21.0%

Mgmt. Case

(7.5%)

19.2%

18.4%

17.6%

17.0%

16.4%

CONFIDENTIAL

Sale Alternative:

LBO Leverage Analysis

LBO Leverage Analysis - Change in Timing

Debt Capacity at
5x Leverage

LBO Using LTM
6/30/06 EBITDA

LBO Using 1H:06
Run-Rate EBITDA

$755MM

$830MM

LBO Using LTM
12/31/06 EBITDA

$900MM

EBITDA

$151MM

$166MM

$180MM

$70MM difference
represents PV of
$13MM(1) in EBITDA,
or  approximately 13%
of 2H:06 EBITDA

$70MM difference
represents PV $2 per
share(2)

Observations

Board needs to evaluate
potential to generate additional
value per share v. timing risks
(execution of business plan,
change in credit markets)

(1) Represents difference of $14MM in EBITDA discounted 6 months at 17%.

(2) Represents difference in debt capacity per share (based on 32MM shares) discounted 6 months at 17%.

CONFIDENTIAL

Strong Syndicated Loan Market

Cash Inflows vs. New Issue Volume

New Issue Volume

Commentary

($ in billions)

Source: Loan Pricing Corp.

1999

2000

2001

2002

2003

2004

2005

Leveraged

$320

$310

$218

$260

$329

$480

$501

Non-Leveraged

697

886

889

709

601

867

994

Total

$1,017

$1,196

$1,107

$969

$930

$1,348

$1,495

After a record year in overall Leveraged Loan
issuance, 2006 has continued to be strong with heavy
volume from large LBO and M&A executions

2005 Market Headlines:

Institutional volume:  a record $241 billion versus
$223 billion in 2004, and new money issuance
up 20% in ‘05 to $183 billion

LBO volume:  surged 36% to $65 billion as large
LBO transactions (SunGard, Hertz, Neiman
Marcus, e.g.) became more commonplace

Second lien:  niche category continued to flourish
to a new high of $16 billion.

Funds flow continued to be strong in 2005, with
inflows exceeding supply by $9.5 billion.

CLO vehicles are the principle source of inflows,
and hedge funds continue to increase presence

Market pricing is issuer friendly

BB institutional loan pricing still near record lows
(L+166bps) at 170bps

B institutional loan pricing of L+257bps is only 22bps
off its record low of L+235bps set in March 2005

Sale Alternative:

Source: Standard & Poor’s PMD.

121.5

157.7

74.4

91.4

55.9

35.5

50.8

57.7

123.2

148.3

75.4

69.1

49.8

33.5

45.7

59.7

Total Flows Into Institutional Accounts

New Issue Institutional Volume

1999

2000

2001

2002

2003

2004

1H05

2005

($ in billions)

CONFIDENTIAL

Review of Key Considerations

Issues for consideration

Execution risk in the current management plan

Achieving long term EPS growth targets will be challenging, particularly in core ARM business

Past performance has been volatile

Shareholders subject to share price volatility if further “misses” occur

Other strategies available to North do not significantly enhance shareholder value

Shareholders receive a premium today

M&A market is strong allowing sellers to achieve competitive pricing

Strong LBO market

May be able to attract a strategic buyer

Process launched in the short-term should capture expected near-term performance improvements

Sale process should likely be concluded after Q2/06 with significant visibility for the Q3 and
Q4 results

Private market should give credit to performance improvements on a forward basis

Pipeline of CRM / ARM providers expected to come to market in next 12-18 months

Sale processes likely to be related to operational issues

Acquisition multiples of “broken” competitors may taint M&A market in the sector

Sale Alternative:

A market test could be conducted on an expedited time frame

CONFIDENTIAL

Potential Acquirors: Financial

We believe that North will be highly attractive to financial buyers

Preliminary screening criteria

Fund size – financial buyer must be large enough to make the equity investment

Fund focus – understand the business services sector

Targeted Financial Buyers

Tier 2

Advent International Corporation

Bear Stearns Merchant Banking

Cerberus Capital Management

Code Hennessey & Simmons

Francisco Partners

Leonard Green & Partners

Oak Hill Capital

Oaktree Capital Management

Parthenon Capital

Platinum Equity

Temasek

Vista Equity Partners

Warburg Pincus

Tier 1

Apax Partners Worldwide

Bain Capital

Blackstone

The Carlyle Group

Citigroup Venture Capital

General Atlantic

Golden Gate Capital

Hellman & Friedman

New Mountain Capital

One Equity

Silver Lake Partners

Thomas H. Lee

Texas Pacific Group

Sale Alternative:

CONFIDENTIAL

COMPANY

CS RELATIONSHIP

MARKET CAP

CY2006 P/E

Tier 1

ACS

John Rexford, Head of Corp. Development

$8,239MM

17.3x

ADP

Jan Siegmund, Head of Strategy

$27,783MM

22.6x

Convergys

Sajid Malhotra, Head of M&A

Earl Shanks, CFO

$2,513MM

16.3x

Teletech

Kennet

h Tuchman, CEO

$836MM

24.5x

Sallie Mae

Thomas Fitzpatrick, CEO

$24,138MM

19.5x

West Corp

Thomas B. Barker, CEO

Rob Johnson, M&A

$3,150MM

19.1x

Tier 2

Cargill

William W. Veazey, SVP and CFO

Private

Ceridian

Douglas Neve, CFO

$3,883MM

24.5x

H&R Bl

ock

Mark Ernst, Chairman and CEO

$6,978MM

11.2x

Potential Acquirors: Strategic

We believe that North will be highly attractive to certain strategic buyers

Rationale

Extend capabilities in F&A BPO and CRM

Establish leadership in Transaction Mgmt

Attractive top line growth

BPO / Call Center

Rationale

Extend capabilities in F&A BPO and CRM

Reduce capital intensity in current business model

More favorable industry trends than in core North

        America ITO market

IT Outsourcing

COMPANY

CS RELATIONSHIP

MARKET CAP

CY2006 P/E

Tier 1

Fidelity National

Bill Foley, Chairman and CEO

Brent Bickett, Head of M&A

$6,939MM

10.5x

Hewlett Packard

Hans Lidforss, Head of M&A

$101,513MM

17.1x

IBM

Dave Johnson, EVP, Corp. Development

$133,6

26MM

14.4x

Tier 2

Bertelsmann

(Arvato)

Joachim Arenth, SVP, Corp Development

Private

Perot

Peter Altabef, President and CEO

$1,897MM

16.5x

Sale Alternative:

CONFIDENTIAL

Potential Acquirors: Strategic (cont’d)

Rationale

Establish F&A BPO capabilities

Potential to accelerate margin improvements

Leadership position in North American market with recognized brand

Offshore

Rationale

Extend capabilities in F&A BPO and CRM

Establish leadership in Transaction Management

Avoid upfront capital investment in CRM

Installed large customer base may allow immediate "upside" opportunities for North

Consulting / SI

COMPANY

CS RELATIONSHIP

MARKET CAP

CY2006 P/E

Tier 1

Accenture

Tim Breene, Head of M&A

$27,797MM

19.2x

EDS

Tom Haubenstricker, Co-

 CFO

$15,038MM

31.3x

Tier 2

Cap Gemini

Tim Critchfield, Finance Director, North America

$6,841MM

25.0x

CGI Group

Cl

aude S

é

guin, SVP, Corp Development

$2,517MM

13.3x

COMPANY

CS RELATIONSHIP

MARKET CAP

CY2006 P/E

Tier 1

HCL Technologies

Anil Chanana, Head of M&A

Shiv Nadar, CEO

$4,388MM

17.5x

ICICI Onesource

(1)

Anada Mukerji, CEO

Rajesh Subramaqnian, Head of Corp. Dev.

$12,158MM

17.0x

Wipro Spectramind

(1)

Sudip

 Nandy, Head of M&A

Suresh Senapaty, CFO

$19,106MM

35.1x

Tier 2

Intelenet

Susir Kumar, CEO

Private

Genpact

Pramod Bhasin, CEO

Private

Sale Alternative:

(1)          Parent company.

CONFIDENTIAL

Preliminary Process Outline / Transaction Timetable

Closing

Anti-trust and other regulatory approvals, as necessary

Closing

Stage 1:  Initial Due
Diligence / Market
Assessment

Conduct management presentations

Provide data room access

Distribution of process letter and draft SPA

Provide parties Q2 results

Stage 3: Due
Diligence

CS receives initial indications and reports to Board

Selection of preferred buyer(s)

SPA negotiation with preferred buyer(s)

Board approvals

Execution of definitive agreements

Transaction announcement

Stage 4: Negotiation
/ Announcement

Stage

Description

Timing

4 Weeks

(April 3 - 24)

4 weeks

(Weeks of May 1 - 22)

5 Weeks

(Weeks of June 26 - July 24)

Receive final bids from potential buyers

Due diligence

Preparation of marketing materials (teaser, info memo, short-form management presentation)

Conduct short-form management presentation to selected group of Tier 1 strategic buyers

Determine level of Tier 1 buyer interest

3 Weeks

(Weeks of July 31 - Aug 14)

46

If limited Tier 1 strategic interest indicated, go broad

Contact Tier 2 buyers and execute confidentiality agreements if decision to go broad

Distribute info memo to all contacted buyers (include Q1 results and visibility into Q2)

Stage 2:  Approach
Buyers

4 Weeks

(Weeks of May 29 - Jun 19)

Discuss with Board next steps

Sale Alternative:

CONFIDENTIAL

Appendix

A.                  North Situation Overview

CONFIDENTIAL

$15

$17

$19

$21

$23

$25

$27

3/17/05

4/27/05

6/7/05

7/18/05

8/25/05

10/5/05

11/14/05

12/23/05

2/6/06

3/17/06

0

300

600

900

1,200

1,500

1,800

2,100

Volume

North

7/7/2005: Announced $119MM

acquisition of Risk Management

Alternatives, a leading provider of

debt collection and accounts

receivable management services.

North Stock Price Performance

North’s stock price has recently rebounded back to levels from early last year as a result of improved revenue and earnings performance

March 17, 2005 to March 17, 2006

Mar-05 Earnings

Date

5/3/05

EPS

$0.45

Revenue

$260.3

Q/Q Growth

25%

Y/Y Growth

5%

Jun-05 Earnings

Date

7/29/05

EPS

$0.42

Revenue

$247.2

Q/Q Growth

(7%)

Y/Y Growth

(2%)

Sep-05 Earnings

Date

11/7/05

EPS

$0.24

Revenue

$246.3

Q/Q Growth

(43%)

Y/Y Growth

(38%)

Dec-05 Earnings

Date

2/13/06

EPS

$0.23

Revenue

$290.3

Q/Q Growth

(4%)

Y/Y Growth

(36%)

Average Statistics

Period

Price

Volume

(000s)

Current

$22.64

402.8

Last 5 Days

23.17

191.7

Last 10 Days

23.17

226.2

Last 30 Days

21.50

234.4

Last 60 Days

19.19

202.1

Last 90 Days

18.28

224.0

CONFIDENTIAL

60

70

80

90

100

110

120

130

140

3/17/05

4/27/05

6/7/05

7/18/05

8/26/05

10/6/05

11/16/05

12/27/05

2/6/06

3/17/06

North

NASDAQ

S&P 500

Outsourced CRM Services

Portfolio Purchasers

Indexed Stock Price Performance

Note:     Outsourced CRM Services composite includes APAC, Convergys, ICT Group, Intrum Justitia, PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises, Teletech and West.

            Portfolio Purchasers composite includes Asset Acceptance, Asta Funding, Encore Capital and Portfolio Recovery.

Outsourced CRM
Services
+24.6%

NASDAQ
+14.4%

Portfolio
Purchasers
+13.8%

North
+11.5%

Due to strong recent earnings report, North’s stock price performance has improved relative to both its peers and the broader market

S&P 500
+9.8%

CONFIDENTIAL

Boenning & Scattergood

CIBC

Deutsche Bank

JMP Securities

SunTrust Robinson

Humphrey

Analyst

Sutherland

Thompson

Sakakeeny

Scharf

Hughes

Latest

2/15/2006

2/14/2006

2/14/2006

2/14/2006

2/14/2006

Comments

Price Target

$26.00

NA

$17.00

$25.00

$26.00

Methodology

CY06 P/E (supported by

DCF)

NA

DCF

CY07 P/E and EBITDA

CY06 P/E

Metrics

$1.72 CY06 EPS

NA

Terminal value growth

of 4%, risk premium of

6%, WACC of 12%

$1.92 CY07 EPS

$188.7M CY07

EBITDA

$1.60 CY06 EPS

Multiples Used

15x EPS

NA

NA

13x EPS; 6x EBITDA

16x EPS

Rating

Market OutPerform

Sector Performer

Hold

Market Outperform

Buy

Recent Analyst Commentary

While the Street was positive on the results for the recent quarter, analysts will likely remain cautious for the next few quarters

Stated Valuation
Methodologies

CONFIDENTIAL

50

Our estimate is quite
conservative relative to
management’s guidance
range, which is
deliberate based on on-
going concerns about
pricing and cost
pressures in the core
ARM business.
Skepticism is likely to
linger in the shares,
given the company’s
multi- year record
earnings misses and
lower expectations.
This creates, in our
view, an excellent
buying opportunity.

Despite the lingering
hurricane-related impact
on operations in the Gulf
Coast region, and a
deterioration in the
amount of payments
received from
consumers, North
managed EPS of $0.38
(excluding ~$0.15 in
restructuring charges),
well ahead of our $0.28
est.
Given the lack of
evidence pointing to any
easing of a tough
operating environment,
we are hesitant to
herald 4Q05 as the
turning point in North’s
fortunes. However, we
applaud the impressive
4Q05 outperformance,
which certainly bodes
well for 2006.

Topline grew 23% YoY
but were almost entirely
attributed to
acquisitions. Higher fuel
costs and the overhang
from recent hurricanes
continue to weigh on
results.
We are lowering
adjusted 1Q06 and
2006 EPS from $0.42
and $1.65 to $0.37 and
$1.60. Our 1Q06 and
2006 revenue forecasts
are unchanged at
$275.0mm and $1,065.7
mm.
We believe that a
difficult sub-prime
market will continue to
limit share appreciation
and reiterate our Hold
rating.

Despite an almost 20%
rise in shares of North
today, we have
increased conviction in
the company’s
surprisingly strong 2006
guidance. The
combination of better
visibility in North
Portfolio from forward
flow deals, higher
volumes and debt sales,
the ongoing ramping of
big client wins in CRM,
and our no-growth,
cautious assumptions in
the ARM segment
combine to form
achievable estimates
with a compelling cash
flow-based valuation.

The company benefited
from acquisitions closed
in 3Q including Marlin
and RMA.
Our $26 per share price
target assumes the
current-year P/E
multiple expands to
around 16x our 2006E
EPS of $1.60. We
believe that high quality
business services
companies should trade
at P/E multiples that are
in line or slightly ahead
of their trendline growth
rates.

0.4x

0.6x

0.8x

1.0x

1.2x

1.4x

1.6x

3/17/05

4/27/05

6/7/05

7/18/05

8/26/05

10/6/05

11/16/05

12/27/05

2/6/06

3/17/06

North

Outsourced CRM Services

Portfolio Purchasers

0.0x

5.0x

10.0x

15.0x

20.0x

25.0x

30.0x

3/17/05

4/27/05

6/7/05

7/18/05

8/26/05

10/6/05

11/16/05

12/27/05

2/6/06

3/17/06

North

Outsourced CRM Services

Portfolio Purchasers

Historical NTM PE Performance

NTM Price / Earnings Multiple

CRM

Average 1.1x

North
Average 0.9x

North
Average 11.1x

CRM
Average 19.4x

NTM PEG Ratio

Portfolio
Purchasers
Average 13.4x

Portfolio Purchasers
Average 0.8x

Note:     Outsourced CRM Services composite includes APAC, Convergys, ICT Group, Intrum Justitia, PeopleSupport, Sitel, SR Teleperformance, Startek, Sykes Enterprises, Teletech and West.

            Portfolio Purchasers composite includes Asset Acceptance, Asta Funding, Encore Capital and Portfolio Recovery.

North has historically traded at a discount to its peers, but has recently seen its
NTM P/E improve significantly

CONFIDENTIAL

Appendix

B.                  Comparable Company Analysis

CONFIDENTIAL

Trading Statistics of Comparable Companies

(USD millions, except per share amounts)

Trading Performance

FD Capitalization

Stock

Disc.

/  Prem.

Equity

Aggr.

FD Aggregate Value /

LT

CY2007

Price

    to LTM

Market

Market

P/E Multiples

Revenue

EBITDA

Gr. Rate

PE /

COMPANY (FYE)

3/17/06

High

Low

Value

Value

CY06

CY07

CY06

CY07

CY06

CY07

(LTGR)

LTGR

NORTH (MANAGEMENT) (Dec.)

$22.64

(6.9%)

48.2%

$733

$1,112

12.4x

9.0x

0.9x

0.8x

6.2x

5.1x

12.0%

0.7x

NORTH (STREET) (Dec.)

$22.64

(6.9%)

48.2%

$733

$1,112

13.2x

11.9x

0.9x

0.9x

6.3x

6.1x

12.0%

1.0x

Outsourced CRM Services

WEST CORP (Dec.)

$43.03

(1.1%)

38.0%

$3,150

$3,395

19.1x

17.2x

2.0x

1.9x

8.2x

7.8x

17.0%

1.0x

CONVERGYS CORP (Dec.)

17.78

(0.7%)

41.3%

2,513

2,750

16.3x

14.6x

1.0x

1.0x

6.6x

6.2x

12.2%

1.2x

SR TELEPERFORMANCE (Dec.)

36.23

(1.1%)

29.7%

1,290

1,498

17.8x

15.8x

0.9x

0.9x

7.0x

6.4x

9.8%

1.6x

TELETECH HOLDINGS INC (Dec.)

11.76

(9.8%)

60.2%

836

838

24.5x

18.1x

0.7x

0.7x

7.8x

6.8x

21.7%

0.8x

INTRUM JUSTITIA NV (Dec.)

8.99

(8.8%)

35.9%

705

859

13.9x

13.0x

2.2x

2.1x

10.0x

9.4x

NA

NA

SYKES ENTERPRISES INC (Dec.)

14.34

(2.8%)

114.7%

578

451

24.7x

19.9x

0.9x

0.8x

8.8x

7.6x

NA

NM

ICT GROUP INC (Dec.)

25.10

0.0%

190.2%

339

364

22.4x

17.7x

0.8x

0.8x

8.4x

7.3x

22.5%

0.8x

STARTEK INC (Dec.)

22.52

0.0%

95.8%

335

295

24.0x

20.7x

1.3x

1.2x

7.8x

7.2x

15.5%

1.3x

SITEL CORP (Dec.)

3.99

(2.2%)

150.9%

300

412

24.9x

NA

NA

NA

5.2x

NA

NA

NM

PEOPLESUPPORT INC (Dec.)

9.66

(9.7%)

34.9%

185

143

24.2x

19.3x

1.6x

1.3x

8.5x

6.8x

23.8%

0.8x

APAC CUSTOMER SERVICES INC (Dec.)

2.31

(4.5%)

234.8%

114

125

38.5x

23.1x

0.6x

0.5x

6.7x

5.6x

15.0%

1.5x

Median

(2.2%)

60.2%

24.0x

17.9x

1.0x

0.9x

7.8x

7.0x

16.3%

1.1x

Mean

(3.7%)

93.3%

22.8x

17.9x

1.2x

1.1x

7.7x

7.1x

17.2%

1.1x

Portfolio Purchasers

PORTFOLIO RECOVRY ASSOC INC (Dec.)

$45.35

(12.2%)

40.3%

$735

$736

17.1x

14.0x

3.9x

3.3x

8.7x

7.2x

18.0%

0.8x

ASSET ACCEPTANCE CAPITAL CP (Dec.)

19.65

(37.5%)

13.3%

731

681

13.6x

11.9x

2.5x

2.2x

7.7x

6.8x

14.8%

0.8x

ASTA FUNDING INC (Sep.)

33.76

(4.1%)

74.3%

498

586

12.0x

NA

6.6x

NA

NA

NA

17.5%

NM

ENCORE CAPITAL GROUP INC (Dec.)

16.48

(15.7%)

26.8%

393

575

10.5x

NA

2.6x

NA

7.0x

NA

14.0%

NM

Median

(14.0%)

33.5%

12.8x

12.9x

3.3x

2.8x

7.7x

7.0x

16.1%

0.8x

Mean

(17.4%)

38.7%

13.3x

12.9x

3.9x

2.8x

7.8x

7.0x

16.1%

0.8x

Overall Median

(4.1%)

41.3%

19.1x

17.4x

1.4x

1.1x

7.8x

7.0x

16.3%

0.9x

Overall Mean

(7.4%)

78.7%

20.2x

17.1x

2.0x

1.4x

7.7x

7.1x

16.8%

1.1x

Source:  IBES consensus estimates and Wall Street Research

CONFIDENTIAL

Operating Statistics of Comparable Companies

(USD millions, except per share amounts)

Y/Y Revenue Growth

Y/Y EPS Growth

Revenue

CY06/

CY07/

EBIT Margin

EBITDA Margin

Net Margin

CY06/

CY07/

COMPANY (FYE)

CY06

CY07

CY05

CY06

CY06

CY07

CY06

CY07

CY06

CY07

CY05

CY06

NORTH (MANAGEMENT) (Dec.)

$1,286.2

$1,399.5

22.2%

8.8%

10.2%

13.0%

14.0%

15.7%

4.7%

6.2%

13.8%

38.5%

NORTH (STREET) (Dec.)

$1,211.8

$1,241.8

15.2%

2.5%

NM

NM

14.5%

14.6%

4.8%

4.9%

7.0%

10.8%

Outsourced CRM Services

WEST CORP (Dec.)

$1,692.7

$1,781.6

11.1%

5.3%

17.8%

18.1%

24.5%

24.4%

9.6%

10.2%

6.6%

11.1%

CONVERGYS CORP (Dec.)

2,701.7

2,877.8

4.6%

6.5%

9.9%

10.5%

15.3%

15.5%

5.9%

6.3%

26.7%

11.9%

SR TELEPERFORMANCE (Dec.)

1,593.2

1,704.0

9.5%

7.0%

9.3%

9.6%

13.4%

13.7%

5.5%

5.8%

19.3%

13.2%

TELETECH HOLDINGS INC (Dec.)

1,146.8

1,216.0

5.5%

6.0%

5.1%

6.3%

9.4%

10.1%

3.0%

3.8%

54.8%

35.4%

INTRUM JUSTITIA NV (Dec.)

393.4

417.1

6.9%

6.0%

18.7%

18.6%

21.8%

21.8%

12.8%

12.8%

25.6%

7.1%

SYKES ENTERPRISES INC (Dec.)

527.8

562.5

6.6%

6.6%

5.1%

6.6%

9.7%

10.5%

4.4%

5.1%

(1.7%)

24.1%

ICT GROUP INC (Dec.)

444.8

481.2

10.8%

8.2%

4.7%

5.5%

9.7%

10.3%

3.3%

3.9%

53.4%

26.8%

STARTEK INC (Dec.)

235.9

254.2

7.4%

7.8%

9.0%

9.8%

16.1%

16.1%

5.8%

6.4%

3.3%

16.0%

SITEL CORP (Dec.)

NA

NA

NM

NM

NA

NA

NA

NA

NA

NA

0.0%

NM

PEOPLESUPPORT INC (Dec.)

88.9

106.7

43.1%

20.0%

10.4%

11.3%

19.0%

19.6%

8.6%

9.2%

(20.0%)

25.0%

APAC CUSTOMER SERVICES INC (Dec.)

222.9

234.0

(7.1%)

5.0%

NM

NM

8.4%

9.6%

1.2%

2.2%

NM

66.7%

Median

7.2%

6.5%

9.3%

9.8%

14.3%

14.6%

5.7%

6.1%

13.0%

20.0%

Mean

9.9%

7.8%

10.0%

10.7%

14.7%

15.2%

6.0%

6.6%

16.8%

23.7%

Portfolio Purchasers

PORTFOLIO RECOVRY ASSOC INC (Dec.)

$189.0

$223.0

25.8%

18.0%

41.0%

42.0%

44.6%

46.0%

23.0%

24.6%

16.2%

22.6%

ASSET ACCEPTANCE CAPITAL CP (Dec.)

276.4

307.4

9.4%

11.2%

30.7%

31.5%

31.8%

32.7%

19.5%

20.1%

5.1%

13.8%

ASTA FUNDING INC (Sep.)

89.2

NA

17.5%

NM

80.5%

NA

NA

NA

45.8%

NA

23.5%

NM

ENCORE CAPITAL GROUP INC (Dec.)

219.8

NA

(1.0%)

NM

36.7%

NA

37.6%

NA

17.7%

NA

20.8%

NM

Median

13.4%

14.6%

38.8%

36.8%

37.6%

39.3%

21.3%

22.3%

18.5%

18.2%

Mean

12.9%

14.6%

47.2%

36.8%

38.0%

39.3%

26.5%

22.3%

16.4%

18.2%

Source:  IBES consensus estimates and Wall Street Research

CONFIDENTIAL

Appendix

C.                  Additional Materials

CONFIDENTIAL

North

Shares

Percent

Investment

Rank

Shareholder

Held

Primary

Orientation

1

Dimensional Fund Advisors, Inc.

2,629,437

8.1%

2

Barclays Global Investors NA (CA)

1,921,857

5.9%

3

Ark Asset Management Co., Inc.

1,452,200

4.5%

4

AXA Rosenberg Investment Management LLC

1,398,113

4.3%

5

Columbia Management Advisors, Inc.

1,289,359

4.0%

6

Fisher Investments, Inc.

1,193,900

3.7%

7

Wentworth, Hauser & Violich, Inc.

1,078,267

3.3%

8

Merrill Lynch Investment Managers, Inc./Mercury Advisors

1,062,321

3.3%

9

State Teachers Retirement System of Ohio

999,061

3.1%

10

Brandywine Asset Management, Inc.

846,077

2.6%

Total Institutional Ownership

28,757,010

89.0%

North Shareholder Profile

North Top 10 Shareholders

Growth

Index

Value

GARP

Legend

$

Source:  Thomson One Banker and FactSet. As of 12/31/2005.

$

$

$

$

$

$

$

Observations

North’s shareholders
are primarily value
investors

Do not see value
of CRM growth
opportunity

Cross Shareholder Analysis

Equity Assets

Peer Value ($MM)

Total Peer

Institutional Investor

Style

City

($MM)

NCOG

CVG

TTEC

SYKE

ICTG

SRT

PSPT

SWW

APAC

Holdings ($MM)

Dimensional Fund Advisors, Inc.

Deep Value

Santa Monica

$66,356.8

$44.5

$10.2

$16.7

$26.5

$3.7

$4.6

-

$12.6

$1.3

$75.5

Barclays Global Investors, N.A.

Index

San Francisco

645,206.6

32.5

204.1

47.6

25.1

1.4

15.1

0.7

3.2

0.7

297.8

Ark Asset Management Company, Inc.

Deep Value

New York

12,116.8

24.6

5.3

-

-

-

-

-

-

-

5.3

AXA Rosenberg Investment Management LLC

Core Value

Orinda

26,836.2

23.7

6.2

10.4

19.6

1.9

-

-

-

-

38.2

Columbia Management Advisors, Inc.

GARP

Boston

108,799.4

21.7

1.6

11.4

3.3

-

14.9

-

-

-

31.2

Fisher Investments, Inc.

Deep Value

Woodside

21,931.1

20.2

-

-

-

-

-

-

-

-

-

Wentworth, Hauser & Violich, Inc.

GARP

San Francisco

6,194.8

18.2

-

-

-

-

-

-

-

-

-

Merrill Lynch Investment Managers (NJ)

Deep Value

Plainsboro

114,263.1

18.0

154.2

1.3

1.1

0.0

0.6

-

0.0

0.2

157.5

State Teachers Retirement System of Ohio

Core Value

Columbus

28,062.5

16.9

2.9

0.5

1.8

-

0.2

-

-

-

5.4

Brandywine Asset Management, LLC

Deep Value

Wilmington

11,661.7

14.3

44.5

-

-

-

3.7

-

-

-

48.2

Peregrine Capital Management, Inc.

Core Growth

Minneapolis

10,095.1

13.7

-

-

-

-

-

-

-

-

-

Sterling Capital Management, LLC

Core Value

Charlotte

1,837.4

12.9

-

-

-

-

-

-

-

-

-

Vanguard Group, Inc.

Index

Malvern

381,092.3

12.2

74.1

14.6

9.5

1.6

2.4

0.4

1.8

0.7

105.2

Gannett Welsh & Kotler, LLC

Core Growth

Boston

967.0

12.1

-

-

-

-

-

-

-

-

-

Botti Brown Asset Management L.L.C.

Core Value

San Francisco

494.5

11.8

-

-

-

-

-

-

-

-

-

New Jersey Division of Investment

Core Growth

Trenton

36,078.2

14.7

0.1

-

-

-

-

-

-

-

0.1

Frontier Capital Management Company, LLC

GARP

Boston

5,441.8

9.9

-

0.3

0.3

-

-

-

-

-

0.6

Byram Capital Management, L.L.C.

Core Value

Greenwich

1,083.2

9.6

-

-

-

-

-

-

-

-

-

Rothschild Asset Management, Inc.

Deep Value

New York

4,432.4

8.7

-

-

15.3

-

-

-

-

-

15.3

AIC Ltd.

Core Value

Burlington

6,429.0

8.4

-

-

-

-

-

-

-

-

-

Wellington Management Company, LLP

Core Value

Boston

305,215.1

8.2

-

-

0.2

15.0

-

-

-

-

15.2

Royce & Associates, LLC

Deep Value

New York

21,567.4

8.0

1.9

-

0.1

-

0.5

-

-

-

2.5

State Street Global Advisors (US)

Index

Boston

462,405.9

7.8

65.9

12.8

6.9

1.9

3.1

-

0.2

0.0

90.8

Goldman Sachs Asset Management (US)

Core Growth

New York

118,469.2

6.9

14.1

16.0

5.4

-

0.4

-

-

-

35.9

Segall, Bryant & Hamill Investment Counsel

Core Growth

Chicago

2,627.8

6.8

-

-

-

-

-

-

-

-

-

College Retirement Equities Fund

GARP

New York

153,629.9

5.7

13.6

5.2

4.3

-

2.0

-

0.2

-

25.2

Martingale Asset Management, L.P.

Deep Value

Boston

3,810.9

5.5

-

2.6

-

-

3.9

-

-

-

6.5

New York State Teachers' Retirement System

Index

Albany

49,748.8

5.3

10.4

-

-

-

1.7

-

-

-

12.1

Teacher Retirement System of Texas

GARP

Austin

64,797.4

4.5

6.3

-

-

-

1.8

-

-

-

8.1

Northern Trust Investments, N.A.

Index

Chicago

116,007.1

3.6

19.9

3.2

2.5

0.3

1.6

0.1

0.3

0.1

28.0

Top 30 Institution Total

$410.9

$635.3

$142.6

$121.8

$25.8

$56.5

$1.2

$18.2

$3.1

$1,004.4

Total

$496.2

$862.7

$234.9

$195.6

$31.0

$107.8

$9.9

$49.3

$12.7

$1,503.9

Source:   Thomson One Banker; 13F filings as of 12/31/05.

Cross Shareholder Analysis (cont’d)

Equity Assets

Peer Value ($MM)

Total Peer

Institutional Investor

Style

City

($MM)

NCOG

PRAA

AACC

ASFI

ECPG

Holdings ($MM)

Dimensional Fund Advisors, Inc.

Deep Value

Santa Monica

$66,356.8

$44.5

$13.6

$0.0

$6.5

$7.4

$27.4

Barclays Global Investors, N.A.

Index

San Francisco

645,206.6

32.5

30.6

6.3

9.0

8.4

54.3

Ark Asset Management Company, Inc.

Deep Value

New York

12,116.8

24.6

-

-

-

-

-

AXA Rosenberg Investment Management LLC

Core Value

Orinda

26,836.2

23.7

-

-

-

-

-

Columbia Management Advisors, Inc.

GARP

Boston

108,799.4

21.7

2.4

-

-

0.1

2.5

Fisher Investments, Inc.

Deep Value

Woodside

21,931.1

20.2

-

-

-

-

-

Wentworth, Hauser & Violich, Inc.

GARP

San Francisco

6,194.8

18.2

-

-

-

-

-

Merrill Lynch Investment Managers (NJ)

Deep Value

Plainsboro

114,263.1

18.0

3.4

0.2

0.7

0.5

4.9

State Teachers Retirement System of Ohio

Core Value

Columbus

28,062.5

16.9

0.8

0.5

0.6

0.3

2.1

Brandywine Asset Management, LLC

Deep Value

Wilmington

11,661.7

14.3

-

2.6

-

5.5

8.0

Peregrine Capital Management, Inc.

Core Growth

Minneapolis

10,095.1

13.7

-

9.2

-

-

9.2

Sterling Capital Management, LLC

Core Value

Charlotte

1,837.4

12.9

-

-

-

-

-

Vanguard Group, Inc.

Index

Malvern

381,092.3

12.2

22.2

14.7

3.2

6.7

46.7

Gannett Welsh & Kotler, LLC

Core Growth

Boston

967.0

12.1

-

-

-

-

-

Botti Brown Asset Management L.L.C.

Core Value

San Francisco

494.5

11.8

-

-

-

-

-

New Jersey Division of Investment

Core Growth

Trenton

36,078.2

14.7

-

-

-

-

-

Frontier Capital Management Company, LLC

GARP

Boston

5,441.8

9.9

6.9

0.2

0.1

-

7.2

Byram Capital Management, L.L.C.

Core Value

Greenwich

1,083.2

9.6

-

-

-

-

-

Rothschild Asset Management, Inc.

Deep Value

New York

4,432.4

8.7

-

-

-

-

-

AIC Ltd.

Core Value

Burlington

6,429.0

8.4

-

-

-

-

-

Wellington Management Company, LLP

Core Value

Boston

305,215.1

8.2

0.9

4.1

1.0

-

5.9

Royce & Associates, LLC

Deep Value

New York

21,567.4

8.0

-

-

-

-

-

State Street Global Advisors (US)

Index

Boston

462,405.9

7.8

17.2

8.4

3.3

3.3

32.1

Goldman Sachs Asset Management (US)

Core Growth

New York

118,469.2

6.9

20.5

1.5

5.4

-

27.3

Segall, Bryant & Hamill Investment Counsel

Core Growth

Chicago

2,627.8

6.8

-

-

-

-

-

College Retirement Equities Fund

GARP

New York

153,629.9

5.7

5.2

3.4

2.0

1.8

12.5

Martingale Asset Management, L.P.

Deep Value

Boston

3,810.9

5.5

2.8

2.7

1.1

-

6.5

New York State Teachers' Retirement System

Index

Albany

49,748.8

5.3

2.2

-

-

-

2.2

Teacher Retirement System of Texas

GARP

Austin

64,797.4

4.5

6.1

-

-

-

6.1

Northern Trust Investments, N.A.

Index

Chicago

116,007.1

3.6

5.3

1.4

2.4

1.7

10.9

Top 30 Institution Total

$410.9

$140.1

$55.0

$35.1

$35.5

$265.7

Total

$496.2

$275.7

$130.8

$108.4

$80.2

$595.1

Source: Thomson One Banker; 13F filings as of 12/31/05.

CRM Acquisition Sensitivity Analysis

($ in millions)

Targeted FY10 Rev Mix

(1)(2)

CRM Acquisition

(3)

Target CRM

Standalone

Standalone

CRM Rev.

Total CRM

Total

FY06 Acquired

FY06 Acquired

Required

Shares

Debt

Revenue

CRM Rev.

Non-CRM

Acquired

Revenue

Revenue

Sales

EBITDA

Acq. Cost

Issued

Issued

27%

$464.3

$1,254.0

$0.0

$464.3

$1,718.4

$0.0

$0.0

$0.0

0.0

$0.0

35%

464.3

1,254.0

210.9

675.3

1,929.3

144.1

17.3

207.5

4.6

103.7

45%

464.3

1,254.0

561.7

1,026.0

2,280.1

383.7

46.0

552.5

12.2

276.2

55%

464.3

1,254.0

1,068.4

1,532.7

2,786.8

729.7

87.6

1,050.8

23.2

525.4

Required 2010 P/E to Achieve Premium Valuation

(3)

PF EPS

FY2010

$1 Above

$5 Above

FY10

Acr. / (Dil.)

Base Case

Base Case

$3.81

0%

13.5x

15.4x

3.63

(5%)

14.1

16.1

3.41

(11%)

15.1

17.2

3.19

(16%)

16.1

18.4

(1) Assumes total FY2010 revenue of $1,718MM ($464MM from CRM)

(2) Assumes 12x EBITDA purchase price (12% margin), acquired CRM revenue growth of 10% per year and net income margin of 7% (assumes synergies).

(3) Base Case represents present value of future stock price - 2009 Management Case EPS at 13x P/E. Assumes no synergies, 7% cost of debt, 35.6MM shares outstanding in FY2010 based on standalone plan, 17% cost of equity and 50/50 cash/stock acquisition.

CONFIDENTIAL

Preliminary Selected Acquisitions Analysis

($ in millions)

Date

Acquirer

Target

1/30/06

West Corp

Intrado

9/22/05

CVC International

Dun & Bradstreet - (ARM business)

9/12/05

NCO Group

Risk Management Alternatives

7/14/05

Genpact

Creditek Corp

6/30/05

Affiliated Computer Services

LiveBridge Corp

5/16/05

H-Cube LLC

Zenta Group

2/2/05

IBM Corp

Equitant

11/16/04

Mellon

SourceNet Solutions

11/8/04

Medassist

Argent

10/8/04

ICICI OneSource

Account Solutions Group

9/17/04

SLM Corp

Arrow Financial Services

7/23/04

West Corp

Worldwide Asset Management

5/25/04

Vertex

First Revenue Assurance

5/4/04

Convergys Corp

Encore Receivable Management

4/6/04

Daksh eServices

IBM Corp

3/22/04

ECE Holdings (H.I.G. Capital)

Stream International

2/2/04

Barclays Private Equity / Vision Capital

Cabot Financial (Europe)

1/15/04

CFSI

Genesis Financial Solutions

12/4/03

AllianceOne

TCH Group

11/18/03

NCO Group

RMH Teleservices

1/17/03

Affiliated Computer Services

CyberRep.com

8/1/02

Parthenon Capital

Arrow Financial Services

7/23/02

West Corp

Attention LLC

9/25/01

Solectron

Stream International

7/17/01

SNT Group NV

KPN NV - (CRM business)

7/17/01

SNT Group NV

Atos SA (CRM business)

3/13/01

Management Group / Intrum Justitia BV

Dun & Bradstreet - (ARM business)

(1) H-Cube acquired an 80% stake in Zenta Group for $80 million.  GTCR Golder Rauner invested a further $20 million for a 20% stake.

(2) SLM Corp acquired a 64% stake in Arrow Financial Services and has the option to purchase the remaining interest over a three-year period.

Enterprise Value

Enterprise

as a multiple of

Target Description / Rationale

Value

Revenues

EBITDA

EBIT

Global provider of integrated data and telecommunications solutions.

$478

3.2x

13.5x

25.7x

Provides receivable management services worldwide.0

NA

NA

NA

NA

Provider of debt collection and accounts receivable management services.

$119

0.5x

4.0x

NA

Supplies outsourced accounts receivable consultation and management services to accounts receivable departments of small to mid-sized corporations.

NA

NA

NA

NA

Offers outsourced and professional services to the contact center and business process markets.

$32

NA

NA

NA

Operates as a business process outsourcing company.

$100

(1)

NA

NA

NA

Expands business consulting unit by acquiring provider of finance and accounting outsourcing services

NA

NA

NA

NA

Adds accounts payable processing capability

NA

NA

NA

NA

Acquisition of Argent HFS adds complementary business and increases geographic reach, customer services and resources

NA

NA

NA

NA

Operates as a consumer collections agency.

NA

NA

NA

NA

Engages in purchasing and servicing performing and non-performing consumer debt.

NA

(2)

NA

NA

NA

Purchaser and collector of delinquent accounts receivable portfolios from consumer credit originators.

$178

1.7x

NA

NA

Acquisition of FRA (U.S. based debt collection agency) followed Vertex’s announcement of the establishment of Vertex Outsourcing, a North

American management subsidiary; $12 million of revenue in 2003

NA

NA

NA

NA

Provides receivable management solutions.

$68

NA

NA

NA

Offers online customer relationship management services.

$155

3.0x

8.0x

NA

Provides technical support and customer service outsourcing for the high-tech industry in the U.S. and Europe.

NA

NA

NA

NA

Provides debt purchasing and credit management solutions in the U.K.

£100

NA

NA

NA

TxCollect, a subsidiary of Collins, acquired consumer debt collection debt collection facility of Genesis Financial Solutions, which will expand

TxCollect’s rapidly growing contingency business

NA

NA

NA

NA

Expand Alliance’s outsourcing capabilities and enhances its near shore international offerings

NA

NA

NA

NA

Provides CRM solutions through various cannels including voice, VoIP, email, chat and self-help.

$109

0.4x

9.9x

NM

Provider of outsourced customer service, technical support and CRM solutions.

NA

NA

NA

NA

Engages in purchasing and servicing performing and non-performing consumer debt.

$45

NA

NA

NA

Accounts receivable management company.

$40

NA

NA

NA

Provides CRM solutions through various cannels including voice, VoIP, email, chat and self-help.

$329

1.0x

7.9x

13.8x

Provides call centers, inbound services, conferencing services and consulting and CRM training.

€ 180

NA

NA

NA

Provides customer call centers.

€ 69

NA

NA

NA

Provider of debt collection and accounts receivable management services.

$120

0.8x

4.9x

NA

Mean

1.5x

8.0x

19.8x

Median

1.0x

7.9x

19.8x

Note:  Assumes debt of $411.8MM (includes minority interest and out-of-the-money convertible securities) and cash of $23.3 million, based on 12/31/05 10-K.

($ in millions, except per share amounts)

Statistic

Multiple Range

Implied Enterprise Value

Implied Equity Value

Implied Share Price

CY2005 Revenue

$1,052.3

1.0x

-

1.5x

$1,052

-

$1,578

$674

-

$1,200

$20.80

-

$35.50

CY2005 EBITDA

$146.7

7.0x

-

9.5x

$1,027

-

$1,394

$649

-

$1,016

$20.03

-

$30.46

Preliminary Valuation Reference Range

$1,250

-

$1,350

$872

-

$972

$26.43

-

$29.23

Weighted Average Cost of Capital Analysis

Assumptions

Cost of Equity

Tax Rate

35.00%

Cost of Equity = Risk Free Rate + Beta * Equity Risk Premium

+ Size Premium

Risk Free Rate (20 year)

(1)

4.66%

                       = 4.66% + 1.10 * 7.2% + 4.02%

Equity Risk Premium

(2)

7.20%

                       = 16.6%

Size Premium

4.02%

Industry Statistics

Debt /

Levering

Unlevered

Cost of

Beta

(3)

Mkt Eq.

Factor

(4)

Beta

(5)

Equity

NCOG

1.42

54.8%

1.36

1.05

12.2%

APAC

1.40

10.5%

1.07

1.31

14.1%

CVG

1.14

17.2%

1.11

1.02

12.0%

ICTG

1.09

10.3%

1.07

1.03

12.0%

737143

0.99

25.6%

1.17

0.85

10.8%

PSPT

1.03

0.0%

1.00

1.03

12.1%

SWW

1.12

49.5%

1.32

0.85

10.8%

599933

2.11

32.1%

1.21

1.74

17.2%

SRT

0.99

1.7%

1.01

0.97

11.7%

SYKE

1.11

0.0%

1.00

1.11

12.6%

TTEC

1.25

4.1%

1.03

1.22

13.4%

AACC

1.41

0.0%

1.00

1.41

14.8%

PRAA

0.99

2.2%

1.01

0.98

11.7%

ECPG

1.14

49.5%

1.32

0.86

10.8%

ASFI

1.14

18.4%

1.12

1.02

12.0%

Average

18.4%

1.10

12.6%

Plus: Size Premium

4.0%

Cost of Equity

16.6%

Cost of Capital

Pre-tax Cost of Debt

6.0%

6.5%

7.0%

7.5%

8.0%

8.5%

9.0%

9.5%

10.0%

10.5%

11.0%

After-tax Cost of Debt

3.9%

4.2%

4.6%

4.9%

5.2%

5.5%

5.9%

6.2%

6.5%

6.8%

7.2%

Debt/

Debt/

Average

Lev.

Levered

Cost of

Debt/

Size

Capital

Equity

Unlev. Beta

Factor

Beta

(6)

Equity

(7)

Capital

Premium

WEIGHTED AVERAGE COST OF CAPITAL

(8)

0.0%

0.0%

1.10

1.00

1.10

12.6%

0.0%

4.02%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

16.6%

5.0%

5.3%

1.10

1.03

1.13

12.8%

5.0%

4.02%

16.2%

16.2%

16.2%

16.2%

16.3%

16.3%

16.3%

16.3%

16.3%

16.3%

16.4%

10.0%

11.1%

1.10

1.07

1.18

13.1%

10.0%

4.02%

15.8%

15.9%

15.9%

15.9%

15.9%

16.0%

16.0%

16.0%

16.1%

16.1%

16.1%

15.0%

17.6%

1.10

1.11

1.22

13.5%

15.0%

4.02%

15.4%

15.5%

15.5%

15.6%

15.6%

15.7%

15.7%

15.8%

15.8%

15.9%

15.9%

20.0%

25.0%

1.10

1.16

1.27

13.8%

20.0%

4.02%

15.1%

15.1%

15.2%

15.3%

15.3%

15.4%

15.5%

15.5%

15.6%

15.6%

15.7%

25.0%

33.3%

1.10

1.22

1.33

14.3%

25.0%

4.02%

14.7%

14.8%

14.8%

14.9%

15.0%

15.1%

15.2%

15.3%

15.3%

15.4%

15.5%

30.0%

42.9%

1.10

1.28

1.40

14.8%

30.0%

4.02%

14.3%

14.4%

14.5%

14.6%

14.7%

14.8%

14.9%

15.0%

15.1%

15.2%

15.3%

35.0%

53.8%

1.10

1.35

1.48

15.3%

35.0%

4.02%

13.9%

14.0%

14.2%

14.3%

14.4%

14.5%

14.6%

14.7%

14.8%

15.0%

15.1%

40.0%

66.7%

1.10

1.43

1.57

16.0%

40.0%

4.02%

13.6%

13.7%

13.8%

13.9%

14.1%

14.2%

14.3%

14.5%

14.6%

14.7%

14.9%

45.0%

81.8%

1.10

1.53

1.68

16.7%

45.0%

4.02%

13.2%

13.3%

13.5%

13.6%

13.8%

13.9%

14.1%

14.2%

14.3%

14.5%

14.6%

50.0%

100.0%

1.10

1.65

1.81

17.7%

50.0%

4.02%

12.8%

13.0%

13.1%

13.3%

13.5%

13.6%

13.8%

13.9%

14.1%

14.3%

14.4%

(1)

Interpolated yield on the 20-year U.S. Treasury bond (3/17/06).

(7)

Cost of Equity:  Rf  +  B ( Rm  -  Rf ).

(2)

The average historic spread between the return on stocks and l-t bonds (Ibbotson Ass.)

(8)

WACC:  Rd  =  Return on Debt               Re  =  Return on Equity

(3)

Barra U.S. Equity Beta Book predictions

[ Rd * ( 1  -  tax rate )  *  ( D / (D + E) ) ]  +  [ Re  *  ( E / (D+E) ) ]

(4)

Levering Factor:  1  +  [ ( 1 - tax rate )  *  ( debt / equity ratio ) ]

(5)

Unlevered Beta:  ( Beta / Levering Factor )

(6)

Levered Beta:  ( Beta  *  Levering Factor )

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